UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02151
_____________________________________

BANCROFT FUND LTD.

(Exact name of registrant as specified in charter)

65 Madison Avenue, Morristown, New Jersey 07960-7308

(Address of principal executive offices) (Zip code)

Thomas H. Dinsmore
BANCROFT FUND LTD.
65 Madison Avenue
Morristown, New Jersey 07960-7308
(Name and address of agent for service)

Copy to:
Steven B. King, Esq.
Ballard Spahr LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Registrant’s telephone number, including area code: (973) 631-1177

Date of fiscal year end: October 31, 2010

Date of reporting period: April 30, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

BANCROFT FUND LTD.

2010 Semi-Annual Report
April 30, 2010

2010 Semi-Annual Report
April 30, 2010

Bancroft Fund Ltd. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation; which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

Highlights

Performance through April 30, 2010 with dividends reinvested

			Annualized
	Calendar YTD	1 Year	5 Years	10 Years	10 Year Volatility *

Bancroft market price	8.68%	44.99%	6.41%	4.71%	20.06%
Bancroft net asset value	6.60	39.33	5.04	2.37	17.54
Bank of America Merrill Lynch All Convertibles Index	7.88	43.15	5.97	2.97	19.26
S&P 500® Index	7.05	38.81	2.63	(0.19)	18.60
Barclays Aggregate Bond Total Return Index	1.78	7.69	5.44	6.29	3.75

Bank of America Merrill Lynch All Convertibles Index and S&P 500® Index performance in the table above are from Bloomberg L.P. pricing service. Barclays Aggregate Bond Total Return Index is from Barclays Capital.

Bancroft’s performance in the table above has not been adjusted for the fiscal 2004 rights offering (net asset value dilution was 2.38%), or for the 2008 tender offer (the anti-dilutive effect was 0.85%). Performance data represent past results and do not reflect future performance.

* Volatility is a measure of risk based on the standard deviation of the return. The greater the volatility, the greater the chance of a profit or risk of a loss.

Quarterly History of NAV and Market Price

	Net Asset Values			Market Prices (NYSE Amex: symbol BCV)
Qtr. Ended	High	Low	Close	High	Low	Close

7/31/09	$15.70	$13.97	$15.70	$13.97	$12.04	$13.94
10/31/09	17.12	15.71	16.57	14.91	13.52	14.23
1/31/10	18.00	16.56	17.05	15.63	14.14	14.69
4/30/10	18.71	16.87	18.48	16.24	14.44	16.15

Dividend Distributions (12 Months)

Record Date	Payment Date	Income	Capital Gains	Total

6/11/09	6/25/09	$0.170	—	$0.170
9/10/09	9/24/09	0.130	—	0.130
11/27/09	12/28/09	0.256	—	0.256
3/11/10	3/25/10	0.150	—	0.150

		$0.706	—	$0.706

To Our Shareholders

June 14, 2010

          Convertible security indices and equity indices such as the S&P 500® Index enjoyed a substantial recovery trend that came to an end in May. The decline in prices since then, precipitated by global problems both new and old caused most market participants to consider whether the economy and the markets really have returned to a solid footing yet. While such reflection is worthwhile, it is our position that this is a necessary pause in the continuing market and economic recovery and we do not see the market as having been damaged by the recent pullback.

          The convertible securities market at the end of May 2010 was roughly where it was at the beginning of the year. The Bank of America Merrill Lynch All Convertible Index (the BAML Index) had a market capitalization of $220B at the end of 2009 and also at the end of May 2010. As indicated in the following table, many statistical comparisons at those two dates were exceedingly close as well. Bancroft Fund’s corresponding statistics were in all cases better than those of the BAML Index at May 31, 2010.

	BAML Index December 31, 2009	BAML Index May 31, 2010	Bancroft May 31, 2010

Average Yield	3.71%	3.68%	3.95%

Average Conversion Premium	68.3%	63.1%	55.9%

Parity Delta (a measure of equity sensitivity)	0.569	0.560	0.600

          The BAML Index outperformed and has been less volatile than the S&P 500® Index this year and convertible securities have paid us a higher yield than could have been obtained in the equity markets. We continue to believe that convertible securities are well positioned to compete strongly with the total return provided by equities.

          The overall make-up of Bancroft’s portfolio is balanced. At May 31, 2010 the Fund had a weighted average current yield of 3.95%, a median premium to conversion value of 28.8%, an average premium to conversion value of 55.9%, an average delta of 0.60, and an average rating of BB. This compares to the BAML Index which had an average current yield of 3.68, a 63.1% average premium to conversion value, a 0.56 average delta, and an average rating of BB. Bancroft’s portfolio has a higher yield, a lower premium, higher equity sensitivity, and a similar rating to the BAML Index. Although past performance is no guarantee of future returns, we believe the Fund’s portfolio is well positioned to provide an attractive mix of returns from yield and capital gains.

          Performance for the Fund’s second quarter was enhanced by its exposure to the Banking/Savings and Loan, as well as to the Chemicals and Healthcare industries. Performance was held back, however, by its exposure to the Foods and Pharmaceuticals industries. As indicated in the performance chart on the opposite page of this Semi-Annual Report, the Fund’s market return outperformed the BAML Index over the four-month, one-, five- and ten-year periods ended April 30, 2010. Return on the Fund’s net asset value (NAV) outperformed the BAML Index for ten years and performed in line for five years (when adjusted for expenses, the fiscal 2004 rights offering and the 2008 tender), but underperformed for the four-month and one-year periods, also ended April 30, 2010. For the ten-year continued on the following page

To Our Shareholders (continued)

performance, the volatility of the Fund’s NAV and market return, as measured by standard deviation, were lower than that of the BAML Index. The Fund has sought to provide total returns to shareholders that compare favorably to those provided by the equity markets, but with less volatility.

          Posted on the Fund’s website is a recently updated white paper on convertible securities written by Dinsmore Capital Management Co., which we believe you will find informative and educational.

          The results of the 2010 annual meeting of shareholders are shown in the Miscellaneous Notes section of this report. We thank you for your support. At its May meeting, the Board of Trustees declared a dividend of $0.15 per share. The dividend consists of undistributed net investment income and will be payable on June 24, 2010 to shareholders of record on June 10, 2010.

Thomas H. Dinsmore
Chairman of the Board

Largest Investment Holdings by underlying common stock

	Value (Note 1)	% Total Net Assets

EMC Corp.	$2,484,250	2.5%
EMC and its subsidiaries develop, deliver and support the information technology (IT) industry’s range of information infrastructure technologies and solutions.

Equinix, Inc.	2,402,244	2.5
Equinix provides core Internet exchange services to networks, Internet infrastructure companies, enterprises and content providers.

Nuance Communications, Inc.	2,285,000	2.3

Nuance is a provider of speech, imaging and keypad solutions for businesses, organizations and consumers worldwide. The company’s solutions are used for tasks and services, such as requesting information from a phone-based, self-service solution, dictating medical records, searching the mobile Web by voice, entering a destination into a navigation system, or working with portable document format (PDF) documents.

Vale S.A.	2,248,754	2.3
Vale produces and sells iron ore, pellets, manganese, alloys, gold, bauxite and alumina. The company is based in Brazil, where it owns and operates railroads and maritime terminals.

Intel Corp.	2,123,375	2.2

Intel is a semiconductor chip maker. The company is engaged in developing advanced integrated digital technology products, primarily integrated circuits, for industries such as computing and communications.

Old Republic International Corporation	2,077,500	2.1

Old Republic is a holding company engaged in the business of insurance underwriting. The company conducts its operations through a number of regulated insurance company subsidiaries organized into three segments: General (property and liability insurance), Mortgage Guaranty, and Title Insurance Groups.

Wells Fargo & Company	1,972,000	2.0
Wells Fargo is a diversified financial services company, providing retail, commercial and corporate banking services through banking stores located in 39 states and the District of Columbia.

Euronet Worldwide, Inc.	1,920,000	2.0

Euronet is an electronic payments provider. The company offers automated teller machine (ATM), point-of-sale (POS) and card outsourcing services, integrated electronic financial transaction (EFT) software, network gateways, and electronic distribution of top-up services for prepaid mobile airtime and other prepaid products.

SAVVIS, Inc.	1,905,000	2.0

SAVVIS provides information technology (IT), services including cloud services, managed hosting, managed security, colocation, professional services, and network services, through its global infrastructure to businesses and government agencies around the world.

Total	$19,418,123	19.9%

Major Industry Exposure

% Total Net Assets

Energy	15.9%
Telecommunications	13.3
Computer Software	9.6
Healthcare	7.6
Pharmaceuticals	7.5
Financial Services	6.5
Metals and Mining	5.1
Banking/Savings and Loan	4.2
Foods	3.9
Computer Hardware	3.2

Total	76.8%

Major Portfolio Changes by underlying common stock

Six months ended April 30, 2010

ADDITIONS	REDUCTIONS

Amylin Pharmaceuticals, Inc.	Chattem, Inc.

Annaly Capital Management, Inc.	Freeport-McMoRan Copper & Gold, Inc.

CEMEX, S.A.B. de C.V.	Goldcorp Inc.

CSG Systems International, Inc.	JAKKS Pacific, Inc.

Dole Food Company, Inc.	JetBlue Airways Corp.

DryShips Inc.	LSB Industries, Inc.

EMC Corp.	Merck & Company, Inc.

Knight Capital Group, Inc.	Millipore Corp.

Lexington Realty Trust	Mylan, Inc.

LifePoint Hospitals, Inc.	NETAPP, Inc.

MGM MIRAGE	NII Holdings, Inc.

Mylan Inc.	Oil States International, Inc.

Rovi Corp.	Richardson Electronics, Ltd.

Salesforce.com, Inc.	TeleCommunication Systems, Inc.

Titan International, Inc.	The Great Atlantic & Pacific Tea Company

Portfolio of Investments April 30, 2010 (unaudited)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES – 76.1%

Aerospace and Defense – 1.1%
Alliant Techsystems Inc. 2.75%, due 2011 cv. sr. sub. notes (B1)	$1,000,000	$1,030,000

Automotive – 1.4%
Titan International, Inc. 5.625%, due 2017 cv. sr. sub. notes (NR) (1)	1,000,000	1,412,500

Computer Hardware – 3.2%
EMC Corp. 1.75%, due 2013 cv. sr. notes (A-)	1,900,000	2,484,250
NETAPP, Inc. 1.75%, due 2013 cv. sr. notes (NR)	500,000	623,750

		3,108,000

Computer Software – 9.6%
Blackboard Inc. 3.25%, due 2027 cv. sr. notes (BB-)	1,500,000	1,530,000
GSI Commerce, Inc. 2.5%, due 2027 cv. sr. notes (NR)	1,500,000	1,670,625
Nuance Communications Inc. 2.75%, due 2027 cv. sr. deb. (B-)	2,000,000	2,285,000
Rovi Corp. 2.625%, due 2040 cv. sr. notes (NR) (1)	1,000,000	1,043,750
Salesforce.com, Inc. 0.75%, due 2015 cv. sr. notes (NR) (1)	1,000,000	1,142,500
Sybase, Inc. 3.5%, due 2029 cv. sr. notes (NR)	1,500,000	1,728,750

		9,400,625

Construction Material – 1.2%
CEMEX, S.A.B. de C.V. 4.875%, due 2015 cv. sub. notes (NR) (1)
(exchangeable for ADS representing common shares)	1,000,000	1,152,500

Consumer Goods – 1.1%
Regis Corp. 5%, due 2014 cv. sr. notes (NR)	750,000	1,046,250

Data Processing – 1.1%
CSG Systems International, Inc. 3%, due 2017 cv. sr. sub. notes (NR) (1)	1,000,000	1,117,500

Energy – 8.8%
Covanta Holding Corp. 1%, due 2027 cv. sr. deb. (Ba3) (2)	1,500,000	1,440,000
Goodrich Petroleum Corp. 5%, due 2029 cv. sr. notes (NR)	1,000,000	910,000
McMoRan Exploration Co. 5.25%, due 2011 cv. sr. notes (NR)	1,087,000	1,112,816
Oil States International, Inc. 2.375%, due 2025 contingent cv. sr. notes (NR)	800,000	1,271,000
SunPower Corp. 1.25%, due 2027 cv. sr. deb. (NR)	1,500,000	1,355,625
SunPower Corp. 4.5%, due 2015 sr. cash cv. deb. (NR) (1)	750,000	694,650
Trina Solar Ltd. 4%, due 2013 cv. sr. notes (NR)
(exchangeable for ADS representing common shares)	1,000,000	1,658,750
Verenium Corp. 9%, due 2027 cv. sr. secured notes (NR)	337,000	193,775

		8,636,616

Financial Services – 6.5%
Coinstar, Inc. 4%, due 2014 cv. sr. notes (BB)	1,000,000	1,323,750
Old Republic International Corp. 8%, due 2012 cv. sr. notes (Baa1)	1,500,000	2,077,500
Euronet Worldwide, Inc. 3.5%, due 2025 cv. deb. (B+) (2)	2,000,000	1,920,000
Knight Capital Group, Inc. 3.5%, due 2015 cash cv. sr. sub. notes (NR) (1)	1,000,000	993,900

		6,315,150

Foods – 1.3%
Central European Distribution Corp. 3%, due 2013 cv. sr. notes (B-)	1,400,000	1,267,000

Healthcare – 7.6%
China Medical Technologies, Inc. 4%, due 2013 cv. sr. sub. notes (NR)
(exchangeable for ADS representing common stock)	1,500,000	1,033,125
Greatbatch, Inc. 2.25%, due 2013 cv. sub. deb. (NR) (2)	1,500,000	1,389,375
Kinetic Concepts, Inc. 3.25%, due 2015 cv. sr. notes (B+)	1,500,000	1,593,750
LifePoint Hospitals Inc. 3.5%, due 2014 cv. sub. notes (B)	1,000,000	1,042,500
Millipore Corp. 3.75%, due 2026 cv. sr. notes (BB-) (2)	1,000,000	1,257,500
SonoSite Inc. 3.75%, due 2014 cv. sr. notes (NR)	1,000,000	1,090,000

		7,406,250

Portfolio of Investments April 30, 2010 (continued)

	Principal Amount	Value (Note 1)

CONVERTIBLE BONDS AND NOTES – continued

Metals and Mining – 2.0%
Jaguar Mining, Inc. 4.5%, due 2014 cv. sr. notes (NR)	$1,000,000	$1,118,750
Kaiser Aluminum Corp. 4.5%, due 2015 cash cv. sr. notes (NR) (1)	750,000	790,125

		1,908,875

Multi-Industry – 1.5%
LSB Industries, Inc. 5.5%, due 2012 cv. sr. sub. deb. (NR)	1,500,000	1,507,500

Pharmaceuticals – 7.5%
Amylin Pharmaceutical, Inc. 3%, due 2014 cv. sr. notes (NR)	1,000,000	885,000
Cephalon, Inc. 2.5%, due 2014 cv. sr. sub. notes (NR)	1,000,000	1,123,750
Endo Pharmaceuticals Holdings, Inc. 1.75%, due 2015 cv. sr. sub. notes (NR)	1,000,000	967,500
Mylan Laboratories, Inc. 1.25%, due 2012 cv. sr. notes (BB-)
(convertible into Mylan Inc. common stock)	1,500,000	1,668,750
Onyx Pharmaceuticals, Inc. 4%, due 2016 cv. sr. notes (NR)	750,000	800,625
Teva Pharmaceutical Finance Co. B.V. 1.75%, due 2026 cv. sr. deb. (A3)
(exchangeable for Teva Pharmaceutical Industries Ltd. ADR)	1,500,000	1,830,000

		7,275,625

Real Estate – 3.0%
Annaly Capital Management, Inc. 4%, due 2015 cv. sr. notes (NR)	1,250,000	1,290,625
Corporate Office Properties, L.P. 4.25% due 2030 exch. sr. notes (NR) (1)	500,000	504,375
Lexington Realty Trust 6%, due 2030 cv. guaranteed notes (NR) (1)	1,000,000	1,115,000

		2,910,000

Semiconductors – 2.2%
Intel Corp. 2.95%, due 2035 jr. sub. cv. deb. (A-) (2)	1,000,000	1,017,500
Intel Corp. 3.25%, due 2039 jr. sub. cv. deb. (A-)	900,000	1,105,875

		2,123,375

Telecommunications – 13.3%
ADC Telecommunications Inc. 3.5%, due 2015 cv. sub. deb. (NR)	1,025,000	861,000
Anixter International Inc. 1%, due 2013 cv. sr. notes (BB-)	1,250,000	1,264,063
CommScope, Inc. 3.25%, due 2015 cv. sr. sub. notes (B)	1,000,000	1,362,500
Comtech Telecommunications Corp. 3%, due 2029 cv. sr. notes (NR)	1,000,000	1,077,500
Equinix, Inc. 2.5%, due 2012 cv. sub. notes (B-)	1,100,000	1,188,000
Equinix, Inc. 4.75%, due 2016 cv. sub. notes (B-)	865,000	1,214,244
Finisar Corp. 5%, due 2029 cv. sr. notes (NR)	750,000	1,193,438
NII Holdings, Inc. 2.75%, due 2025 cv. notes (B-)	1,000,000	1,031,250
SAVVIS, Inc. 3%, due 2012 cv. sr. notes (NR)	2,000,000	1,905,000
SBA Communications Corp. 4%, due 2014 cv. sr. notes (NR)	1,000,000	1,338,750
SBA Communications Corp. 1.875%, due 2013 cv. sr. notes (NR)	500,000	525,625

		12,961,370

Transportation – 1.9%
DryShips Inc. 5%, due 2014 cv. sr. notes (NR)	1,000,000	1,020,000
ExpressJet Holdings, Inc. 11.25%, due 2023 cv. notes (NR)	800,000	814,000

		1,834,000

Travel and Leisure – 1.9%
MGM Mirage 4.25%, due 2015 cv. sr. notes (Caa1) (1)	1,000,000	1,088,750
Morgans Hotel Group 2.375%, due 2014 cv. sr. sub. notes (NR)	1,000,000	757,500

		1,846,250

TOTAL CONVERTIBLE BONDS AND NOTES		74,259,386

Portfolio of Investments April 30, 2010 (continued)

	Principal Amount	Value (Note 1)

CORPORATE BONDS AND NOTES – 0.4%

Finance – 0.5%
Lehman Brothers Holdings Inc. 6%, due 2010 medium-term notes (NR) (3)	$ 50,000	$ 187,500
Lehman Brothers Holdings Inc. 1%, due 2009 medium-term notes (NR) (3)	1,500,000	225,000

		412,500

TOTAL CORPORATE BONDS AND NOTES		412,500

CONVERTIBLE PREFERRED STOCKS – 10.5%	Shares

Banking/Savings and Loan – 4.2%
Bank of America Corp. 7.25% non-cum. perpetual cv. pfd., series L (Ba3)	1,000	981,990
New York Community Bancorp, Inc. 6% BONUSES units (Baa2)	24,000	1,192,800
Wells Fargo Corp. 7.5% perpetual cv. pfd., series L (Ba1)	2,000	1,972,000

		4,146,790

Energy – 4.4%
ATP Oil & Gas Corp. 8% perpetual cv. pfd. (NR) (1)	7,500	811,875
Chesapeake Energy Corp. 5% cum. cv. pfd. (B)	5,000	428,750
Chesapeake Energy Corp. 4.5% cum. cv. pfd. (B)	16,360	1,367,532
Whiting Petroleum Corp. 6.25% perpetual cv. pfd. (B)	7,500	1,648,425

		4,256,582

Foods – 1.1%
Bunge Limited 4.875% cum. perpetual cv. pfd. (Ba1)	12,500	1,053,125

Retail – 0.8%
Amerivon Holdings LLC series A cv. pfd. units (NR)
(Acquired 04/01/10; Cost $1,500,000) (1,4,5)	562,695	750,000

TOTAL CONVERTIBLE PREFERRED STOCKS		10,206,497

MANDATORY CONVERTIBLE SECURITIES – 8.5% (6)

Energy – 2.7%
Great Plains Energy, Inc. 12%, due 6/15/12 equity units (NR) (2)	20,000	1,311,000
Merrill Lynch & Co., Inc. 5.40%, due 9/27/10 PRIDES (A+)
(linked to the performance of ConocoPhillips common stock)	2,000	1,341,350

		2,652,350

Finance – 1.1%
Citigroup, Inc. T-DECS 7.5%, due 12/12/12 (NR)	7,500	982,500
The Hartford Financial Services Group, Inc. depositary shares
representing 7.25%, due 4/1/13 mandatory cv. pfd., series F (Ba2)	5,000	132,650

		1,115,150

Foods – 1.5%
2009 Dole Food ACES Trust 7%, due 11/1/2012 (NR)
(exchangeable for Dole Food Company, Inc. common stock) (1)	130,000	1,529,528

Metals and Mining – 3.1%
Freeport-McMoRan Copper & Gold Inc. 6.75%, due 5/1/10 mandatory cv. pfd. (BB)	7,500	788,437
Vale Capital II 6.75%, due 6/15/12 mandatory cv. notes (BBBH)
(exchangeable for ADS representing Vale S.A. common stock)	19,200	1,675,584
Vale Capital II 6.75%, due 6/15/12 mandatory cv. notes (BBBH)
(exchangeable for ADS representing Vale S.A. preferred A shares)	6,500	573,170

		3,037,191

TOTAL MANDATORY CONVERTIBLE SECURITIES (6)		8,334,219

Portfolio of Investments April 30, 2010 (continued)

	Shares	Value (Note 1)

COMMON STOCKS – 1.1%

Chemicals – 1.1%
Celanese Corp.	33,911	$1,084,813

TOTAL COMMON STOCKS		1,084,813

Total Convertible Bonds and Notes – 76.1%		$74,259,386
Total Corporate Bonds and Notes – 0.4%		412,500
Total Convertible Preferred Stocks – 10.5%		10,206,497
Total Mandatory Convertible Securities – 8.5%		8,334,219
Total Common Stocks – 1.1%		1,084,813

Total Investments – 96.6%		94,297,415

Other assets and liabilities, net – 3.4%		3,304,486

Total Net Assets – 100.0%		$97,601,901

(1)

Security not registered under the Securities Act of 1933, as amended (the “Securities Act”) (e.g., the security was purchased in a Rule 144A or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the Securities Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of such securities. The aggregate market value of these unregistered securities at April 30, 2010 was $14,146,953, which represented 14.5% of the Fund’s net assets.

(2)	Contingent payment debt instrument which accrues contingent interest. See Note 1(e).

(3)	Security is in default.

(4)

Investment is valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. The fair value of these securities amounted to $750,000 at April 30, 2010, which represented 0.8% of the Fund’s net assets.

(5)

Restricted securities include securities that have not been registered under the Securities Act, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. As of April 30, 2010, the Fund was invested in the following restricted securities:

Amerivon Holdings LLC series A cv. preferred units, acquired April 1, 2010.

(6)	Mandatory Convertible Securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder. See Note 1(h).

Investment Abbreviations

ACES	Automatic Common Exchange Securities.
ADR	American Depositary Receipts.
ADS	American Depositary Shares.
BONUSES	Bifurcated Option Note Unit Securities.
PIERS	Preferred Income Equity Redeemable Securities.
PRIDES	Preferred Redeemable Income Dividend Equity Securities.
T-DECS	Tangible Dividend Enhanced Common Stock.

Ratings in parentheses by Moody’s Investors Service, Inc. or Standard & Poor’s.
NR is used whenever a rating is unavailable.

Summary of Portfolio Ratings*

% of Portfolio
A	9
BBB	16
BB	20
B	23
CCC	2
Not Rated	32

*Excludes equity securities and cash.

See accompanying notes to financial statements

Statement of Assets and Liabilities (unaudited)

April 30, 2010

Assets:
Investments at value (cost $90,104,271) (Note 1)	$94,297,415
Cash	1,660,004
Receivable for securities sold	1,050,346
Dividends and interest receivable	676,797
Other assets	41,224

Total assets	97,725,786

Liabilities:
Payable for securities purchased	50,000
Accrued management fee (Note 2)	60,940
Other liabilities	12,945

Total liabilities	123,885

Net Assets	$97,601,901

Net assets consist of:
Capital shares (unlimited shares of $0.01 par value authorized) (Note 3)	$52,805
Additional paid-in capital	109,681,309
Undistributed net investment income	437,689
Accumulated net realized loss from investment transactions	(16,763,046)
Unrealized appreciation on investments	4,193,144

Net Assets	$97,601,901

Net asset value per share ($97,601,901 ÷ 5,280,533 outstanding shares)	$18.48

Statement of Operations (unaudited)
For the Six Months Ended April 30, 2010

Investment Income (Note 1):
Interest	$2,020,449
Dividends	616,979

Total income	2,637,428

Expenses (Note 2):
Management fee	346,899
Custodian	5,963
Transfer agent	20,137
Legal fees	36,927
Audit fees	19,050
Trustees’ fees	45,375
Administrative services fees	23,127
Reports to shareholders	22,315
Other	43,692

Total expenses	563,485

Net Investment Income	2,073,943

Realized and Unrealized Gain on Investments:
Net realized gain from investment transactions	2,613,434
Net unrealized appreciation of investments	7,650,027

Net gain on investments	10,263,461

Net Increase in Net Assets Resulting from Operations	$12,337,404

See accompanying notes to financial statements

Statement of Changes in Net Assets

	Six Months Ended April 30, 2010(a)	Year Ended October 31, 2009

Change in net assets from operations:
Net investment income	$2,073,943	$3,744,648
Net realized gain (loss) from investment transactions	2,613,434	(13,735,972)
Net unrealized appreciation of investments	7,650,027	30,302,453

Net increase in net assets resulting from operations	12,337,404	20,311,129

Dividends to shareholders from:
Net investment income	(2,134,292)	(3,446,808)

Capital share transactions (Note 3)	664,579	465,930

Change in net assets	10,867,691	17,330,251

Net assets at beginning of period	86,734,210	69,403,959

Net assets at end of period	$97,601,901	$86,734,210

Undistributed net investment income at end of period	$437,689	$848,235

Financial Highlights Selected data for a share of beneficial interest outstanding

	Six Months Ended		Years Ended October 31,

	April 30, 2010 (a)		2009	2008	2007	2006	2005

Operating Performance:
Net asset value, beginning of period	$16.57		$13.37	$24.35	$22.55	$21.05	$20.40

Net investment income	0.39		0.72	0.78	0.80	0.80	0.64
Net realized and unrealized gain (loss)	1.93		3.14	(9.12)	2.37	1.48	0.71

Total from investment operations	2.32		3.86	(8.34)	3.17	2.28	1.35
Less Distributions:
Dividends from net investment income	(0.41)		(0.66)	(0.80)	(0.90)	(0.78)	(0.70)
Distributions from realized gains	—		—	(2.01)	(0.47)	—	—

Total distributions	(0.41)		(0.66)	(2.81)	(1.37)	(0.78)	(0.70)
Capital Share Tranactions:
Anti-dilutive effect of tender offer	—		—	0.17	—	—	—

Net asset value, end of period	$18.48		$16.57	$13.37	$24.35	$22.55	$21.05

Market value, end of period	$16.15		$14.23	$11.30	$21.35	$19.30	$17.77

Total Market Value Return (%)(b)	16.5		33.1	(38.7)	18.3	13.3	1.3
Total Net Asset Value Return (%)(b)	14.5		31.0	(37.5)	14.5	11.1	6.7
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$97,602		$86,734	$69,404	$139,580	$126,847	$117,622
Ratio of expenses to average net assets (%)	1.2(c	)	1.3	1.2	1.1	1.1	1.2
Ratio of net investment income to average net assets (%)	4.4(c	)	5.1	3.7	3.5	3.7	3.1
Portfolio turnover rate (%)	31		79	55	80	58	86

(a)	Unaudited.
(b)

Market value total return is calculated assuming a purchase of Fund shares on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Automatic Dividend Investment and Cash Payment Plan. Net asset value total return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

(c)	Annualized.

See accompanying notes to financial statements

Notes to Financial Statements (unaudited)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

(a) Organization – Bancroft Fund Ltd. (the “Fund”), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

(b) Indemnification – Under the Fund’s organizational documents, each trustee, officer or other agent of the Fund (including the Fund’s investment adviser) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

(c) Security Valuation – Investments in securities traded on a national securities exchange are valued at market using the last reported sales price, supplied by an independent pricing service, as of the close of regular trading. Listed securities, for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and asked prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith pursuant to procedures approved by the Board of Trustees. Short-term debt securities with original maturities of 60 days or less are valued at amortized cost.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted unadjusted prices for identical instruments in active markets.

Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-driven valuation in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, and those received from an independent pricing service.

Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price an asset or liability based on the best available information.

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

The following is a summary of the inputs used to value the net assets of Bancroft Fund Ltd. as of April 30, 2010:

	Level 1	Level 2	Level 3

Investments in Securities:
Common Stocks:
Chemicals	$1,084,813	$ —	$ —

Total Common Stocks	1,084,813	—	—

Convertible Bonds and Notes	—	74,259,386	—
Corporate Bonds and Notes	—	412,500	—
Convertible Preferred Stocks	—	9,456,497	750,000
Mandatory Convertible Securities	—	8,334,219	—

Total Investments	$1,084,813	$92,462,602	$750,000

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

	Convertible Bonds and Notes	Corporate Bonds and Notes	Convertible Preferred Stocks	Total

Beginning balance	$ —	$ 750,000	$ —	$750,000

Change in unrealized appreciation (depreciation)	—	—	—	—

Net transfers in/out of level 3	—	(750,000)	750,000	—

Ending balance	$ —	$ —	$750,000	$750,000

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(d) Federal Income Taxes – The Fund’s policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by taxing authorities. Management of the Fund has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The major tax authority for the Fund is the Internal Revenue Service. The Fund is not aware of any tax positions for which it is reasonably likely that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as “contingent payment debt instruments,” Federal tax regulations require the Fund to record non-cash, “contingent” interest income in addition to interest income actually received. Contingent interest income amounted to approximately 3 cents per share for the six months ended April 30, 2010. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At April 30, 2010, there were unrealized losses of approximately 13 cents per share on contingent payment debt instruments.

(f) Distributions to Shareholders – Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 were as follows:

	2009	2008

Ordinary income	$3,446,808	$7,145,140
Net realized gain on investments	—	8,593,791

	$3,446,808	$15,738,931

At April 30, 2010, the components of distributable earnings and federal tax cost were as follows:

Unrealized appreciation	$11,335,355
Unrealized depreciation	(6,629,314)

Net unrealized appreciation	4,706,041

Cost for federal income tax purposes	$89,591,374

Notes to Financial Statements (continued)

NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

(g) Use of Estimates – The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

(h) Market Risk – It is the Fund’s policy to invest at least 65% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock. The market value of those securities was $8,334,219 at April 30, 2010, representing 8.5% of net assets.

NOTE 2 – MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Dinsmore Capital Management Co. (“Dinsmore Capital”). Pursuant to the investment advisory agreement, Dinsmore Capital provides the Fund with investment advice, office space and facilities. Under the terms of the investment advisory agreement, the Fund pays Dinsmore Capital on the last day of each month an advisory fee for such month computed at an annual rate of 0.75% of the first $100,000,000 and 0.50% of the excess over $100,000,000 of the Fund’s net asset value in such month.

The Fund, pursuant to an administrative services agreement with Dinsmore Capital, has agreed to pay Dinsmore Capital for certain accounting and other administrative services provided to the Fund. Under the administrative services agreement, the Fund pays Dinsmore Capital on the last day of each month a fee for such month computed at an annual rate of 0.05% of the Fund’s net asset value in such month.

Certain officers and trustees of the Fund are officers and directors of Dinsmore Capital.

NOTE 3 – PORTFOLIO ACTIVITY

At April 30, 2010, there were 5,280,533 shares of beneficial interest outstanding, with a par value of $0.01 per share. During the six months ended April 30, 2010, 44,934 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $664,130.

Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $27,683,056 and $27,995,697, respectively, for the six months ended April 30, 2010.

NOTE 4 – SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through June 21, 2010, the date the financial statements have been issued, and has determined that no events have occurred that require disclosure.

Board Approval of Advisory Contract

The independent trustees of Bancroft renewed the advisory contract with Dinsmore Capital Management Co. in November 2009. The following are the material factors and conclusions that formed the basis for that approval.

The nature and extent of the advisory services provided by Dinsmore Capital – The Board (the “Board”) of the Fund and the independent trustees reviewed the services to be provided by Dinsmore Capital under the Advisory Agreement. The Board noted that under the Advisory Agreement, Dinsmore Capital would supervise all aspects of the Fund’s operations including the investment and reinvestment of cash, securities or other properties comprising the Fund’s assets. In this regard, the Board noted that under the Advisory Agreement, Dinsmore Capital is responsible to, among other things, (a) supervise all aspects of the operations of the Fund; (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or any industry or the Fund or any issuer of securities held or to be purchased by the Fund; (c) determine which issuers and securities shall be represented in the Fund’s investment portfolio and regularly report thereon to the Board; (d) place orders for the purchase and sale of securities for the Fund; and (e) take, on behalf of the Fund, such other action as may be necessary or appropriate in connection with the above.

Based on such review, both the Board and the independent trustees concluded that the range of services to be provided by Dinsmore Capital under the Advisory Agreement was appropriate and that Dinsmore Capital currently is providing services in accordance with the terms of the Advisory Agreement.

The quality of services provided by Dinsmore Capital – In reviewing the qualifications of Dinsmore Capital to provide investment advisory services, both the Board and the independent trustees reviewed the credentials and experience of Dinsmore Capital’s investment personnel who will provide investment advisory services to the Fund, and considered Dinsmore Capital’s (i) portfolio and product review process, particularly its adherence to the Fund’s investment mandate, (ii) compliance function and its culture of compliance, (iii) use of technology, including the use, from time to time, of direct satellite links to issuer interviews and conferences, (iv) investment research operations (which involves meetings with issuers and analysts, investment seminars and visits to issuers, and the review of: (a) financial newspapers, industry literature, publications and periodicals, (b) research materials prepared by others, (c) issuer annual reports and prospectuses, and (d) issuer press releases) and trading operations (which involves computerized execution of orders), and (v) focus on providing high quality services while keeping the Fund’s fees and expenses as low as possible. The Board and the independent trustees also took into consideration the presentations made by Dinsmore Capital at prior Board meetings pertaining to its management of the Fund.

Based on the review of these and other factors, both the Board and the independent trustees determined and concluded that the quality of services provided by Dinsmore Capital has been exemplary, that Dinsmore Capital currently is providing services to the Fund in accordance with the terms of the Advisory Agreement, and that the independent trustees were confident that such services would continue in a similar fashion in 2010.

The performance of the Fund relative to comparable funds – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2009 against the performance of other closed-end and open-end funds investing in convertible securities and believed by management to be in the Fund’s peer group.  Both

Board Approval of Advisory Contract (continued)

the Board and the independent trustees noted that the Fund’s performance for the five and ten year periods was below the average performance of the funds in the peer group, but was above the average performance of such funds for the one and three year periods. In evaluating the Fund’s performance against funds in its peer group, the Board and the independent trustees took into account the fact that many of the Fund’s competitors engage in leverage, which has increased their returns, but has done so with increased risk of loss. Because of this increased risk of loss, the Fund does not engage in leverage. The Board and the independent trustees also noted that the portfolio manager’s investment approach is to make equity investments utilizing convertible securities to provide a total return similar to that of equity securities, but with lower volatility and higher income. The Board and the independent trustees recognized that only three of the funds in the Fund’s peer group followed a similar investment approach. Accordingly, the Board and the independent trustees concluded that performance of the Fund was satisfactory.

The performance of the Fund relative to indices – Both the Board and the independent trustees reviewed the performance of the Fund (at net asset value) during the past one, three, five and ten years ended September 30, 2009 against the performance of the Bank of America Merrill Lynch All Convertibles Index (“VXA0”) and the Bank of America Merrill Lynch Investment Grade Convertibles Index (“VXA1”). Both the Board and the independent trustees noted that, although the Fund’s performance was below that of the VXA0 for all periods under review, when adjusted for fees (because the VXA0 incurs no fees), the Fund’s performance results were roughly comparable to those of the VXA0 for the five-year period. However, the Fund’s performance was above that of the VXA1 for the five-year period and, when adjusted for expenses, roughly comparable to the performance of the VXA1 for the three and ten year periods.

Based on this review and taking into account all of the other factors that the Board and the independent trustees considered in determining whether to continue the Advisory Agreement, the Board and the independent trustees concluded that no changes should be made to the Fund’s investment objective or policies, or the portfolio management team and that performance was satisfactory.

Meetings with the Fund’s portfolio manager and investment personnel – Both the Board and the independent trustees noted that they meet regularly with the Fund’s portfolio manager and investment personnel, and believe that such individuals are competent and able to carry out their responsibilities under the Advisory Agreement.

Overall performance of Dinsmore Capital – After considering the overall performance of Dinsmore Capital in providing investment advisory and administrative services to the Fund, both the Board and the independent trustees concluded that such performance was satisfactory.

Fees relative to those of clients of Dinsmore Capital with comparable investment strategies – Both the Board and the independent trustees noted that the Fund and Ellsworth Fund Ltd. (together, the “Funds”) are the only clients of Dinsmore Capital, and that the advisory fee rates for the Funds are the same.

Both the Board and the independent trustees concluded that, because the fee rates are the same for the Funds, the current advisory fee rate of the Fund was fair as compared to the rate for Ellsworth Fund Ltd.

Board Approval of Advisory Contract (continued)

Fees relative to those of comparable funds with other advisers – After reviewing the advisory fee rate for the Fund against the advisory fee rates for funds advised by other advisers in the Fund’s peer group both the Board and the independent trustees determined that the Fund’s advisory fee rate was at approximately the median of the funds in its peer group, and concluded that the current advisory fee rate of the Fund was fair and reasonable.

Expense limitations and fee waivers – Both the Board and the independent trustees noted that, although there are no contractual expense limitations or fee waivers in effect for the Fund, Dinsmore Capital is very diligent in its efforts to keep expenses of the Fund as low as possible. The Board noted that expense ratios for the Funds had increased this year principally as a result of lower assets under management. This reduction, in turn, resulted from the 2008 tender offer and the severe market downturn. The independent trustees also noted that the cost of compliance with regulatory initiatives was increasing. Both the Board and the independent trustees concluded that the current level of expenses for the Fund were fair and reasonable.

Breakpoints and economies of scale – Both the Board and the independent trustees reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, and noted that the fee includes one breakpoint when the Fund’s assets reach $100 million. Both the Board and the independent trustees noted that breakpoints had become effective for the Fund as a result of the Fund’s rights offering that occurred during the 2004 fiscal year, which resulted in lower management fee expenses as a percentage of assets. Both the Board and the independent trustees concluded that the Fund’s fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to implement any further changes to the structure of the advisory fee for the Fund.

Profitability of Dinsmore Capital – Both the Board and the independent trustees reviewed information concerning the profitability and financial condition of Dinsmore Capital. In particular, the Board reviewed Dinsmore Capital’s financial statements, including its statement of income and retained earnings, statement of cash flows, and audited balance sheet. The Board also reviewed Dinsmore Capital’s costs in providing services to the Funds. The Board noted that Dinsmore Capital’s sole source of revenue was fees from the Funds for providing advisory and administrative services to the Funds. The Board and the independent trustees noted that Dinsmore Capital’s operations were at approximately break even during its most recent fiscal year, despite the severe market downturn. Some independent trustees expressed concern about whether Dinsmore Capital could be able to maintain its high level of services to the Funds unless it was able to increase assets under management in future years. As a result, the independent trustees urged Dinsmore Capital to redouble efforts to increase its assets under management.

Based on the review of the profitability of Dinsmore Capital and its financial condition, both the Board and the independent trustees concluded that the compensation to be paid by the Fund to Dinsmore Capital under the Advisory Agreement was not excessive.

Benefits of soft dollars to Dinsmore Capital – Both the Board and the independent trustees discussed the fact that there are no third-party soft dollar arrangements in effect with respect to the Fund. Both the Board and the independent trustees recognized that Dinsmore Capital does receive proprietary research from brokers with whom it executes portfolio transactions on behalf of the Fund. This research is used by Dinsmore Capital in making investment decisions for the Fund. Both the Board and the independent trustees also considered representations made by Dinsmore Capital that portfolio transactions received best execution. Because such research ultimately benefits the Fund, the Board and the independent trustees concluded that it was appropriate to receive proprietary research.

Board Approval of Advisory Contract (continued)

Dinsmore Capital’s financial soundness in light of the Fund’s needs – Both the Board and the independent trustees considered whether Dinsmore Capital is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that it does.

Historical relationship between the Fund and Dinsmore Capital – In determining whether to continue the Advisory Agreement for the Fund, both the Board and the independent trustees also considered the prior relationship among Dinsmore Capital and the Fund, as well as the independent trustees’ knowledge of Dinsmore Capital’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. Both the Board and the independent trustees also reviewed the general nature of the non-investment advisory services currently performed by Dinsmore Capital, such as administrative services, and the fees received by Dinsmore Capital for performing such services. In addition to reviewing such services, both the Board and the independent trustees also considered the organizational structure employed by Dinsmore Capital to provide those services. Based on the review of these and other factors, both the Board and the independent trustees concluded that Dinsmore Capital was qualified to provide non-investment advisory services to the Fund, including administrative services, and that Dinsmore Capital currently is providing satisfactory non-investment advisory services to the Fund.

Other factors and current trends – Both the Board and the independent trustees considered the culture of compliance and high ethical standards at Dinsmore Capital, and the efforts historically and currently undertaken by Dinsmore Capital to engage in best practices. Both the Board and the independent trustees noted Dinsmore Capital’s historical adherence to compliance procedures, as well as the Fund’s investment objectives, policies and restrictions. Both the Board and the independent trustees concluded that this commitment to adhere to the highest ethical standards was an important factor in their determination that they should approve the continuance of the Advisory Agreement for the Fund.

After considering all of the above factors and based on informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to Dinsmore Capital under the Advisory Agreement is fair and reasonable. As a result, the Board continued the Advisory Agreement.

Miscellaneous Notes

Results of the 2010 Annual Shareholders Meeting

The Annual Meeting of Shareholders of the Fund was held on February 8, 2010. The results of the shareholder vote were:

1.	All persons nominated were elected.

Terms expiring in 2013	Shares voted for	Shares withheld

Jane D. O’Keeffe	4,155,614	330,060
Nicolas W. Platt	4,156,567	329,107

2.	The Audit Committee’s appointment of Tait, Weller & Baker LLP as independent accountants was ratified, as 4,104,549 shares voted for, 307,679 shares voted against and 73,446 shares abstained.

Notice of Privacy Policy

The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Fund shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund’s transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our shareholders or former shareholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

For More Information About Portfolio Holdings

In addition to the semi-annual and annual reports that Bancroft delivers to shareholders and makes available through the Fund’s public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund’s first and third fiscal quarters on Form N-Q. Bancroft does not deliver the schedule of portfolio holdings for the first and third fiscal quarters to shareholders, however the schedules are available without charge, upon request, by calling (800) 914-1177 or at the Fund’s public website, www.bancroftfund.com. You may obtain the Form N-Q filings by accessing the SEC’s website at www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

Proxy Voting Policies and Procedures / Proxy Voting Record

The Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities is available without charge, upon request, by calling (800) 914-1177 or at our website at www.bancroftfund.com. This information is also available on the SEC’s website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

Miscellaneous Notes (continued)

The Fund is a member of the Closed-End Fund Association (CEFA), a non-profit national trade association (www.cefa.com). Thomas H. Dinsmore, Chairman and Chief Executive Officer of the Fund, is on the executive board.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase beneficial shares of Bancroft Fund Ltd. from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

Board of Trustees KINCHEN C. BIZZELL, CFA ELIZABETH C. BOGAN, Ph.D. THOMAS H. DINSMORE, CFA DANIEL D. HARDING, CFA JANE D. O’KEEFFE NICOLAS W. PLATT

Officers THOMAS H. DINSMORE, CFA
Chairman of the Board and Chief Executive Officer

JANE D. O’KEEFFE
President

GARY I. LEVINE
Executive Vice President, Chief Financial Officer and Secretary

JAMES A. DINSMORE
Vice President

H. TUCKER LAKE, JR.
Vice President

GERMAINE M. ORTIZ
Vice President

MERCEDES A. PIERRE
Vice President and Chief Compliance Officer

JOANN VENEZIA
Vice President

JUDITH M. DOUGHERTY
Assistant Vice President and Assistant Secretary

Internet www.bancroftfund.com
email: info@bancroftfund.com

Shareholder Services and Transfer Agent American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

Investment Adviser Dinsmore Capital Management Co.
65 Madison Avenue, Suite 550
Morristown, NJ 07960-7308
(973) 631-1177

Custodian Brown Brothers Harriman & Co.

Beneficial Share Listing NYSE Amex Symbol: BCV

Legal Counsel Ballard Spahr LLP

Independent Accountants Tait, Weller & Baker LLP

BANCROFT FUND LTD.
65 MADISON AVENUE, SUITE 550
MORRISTOWN, NEW JERSEY 07960
www.bancroftfund.com

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or Item 10 of this Form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of May 28, 2010 an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) (17 CFR 270.30a-3(c)) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or

240.15d-15(b)), the Registrant’s officers, including the PEO and PFO, concluded that, as of May 28 2010, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached hereto.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the Registrant to ten or more persons.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bancroft Fund Ltd.

By: /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: June 28, 2010

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas H. Dinsmore
Thomas H. Dinsmore
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)

Date: June 28, 2010

By: /s/ Gary I. Levine
Gary I. Levine
Chief Financial Officer
(Principal Financial Officer)

Date: June 28, 2010